Supplement dated January 12, 2016, to the following prospectuses, as previously amended or supplemented:

American Beacon Retirement Income and Appreciation Fund
Prospectus dated February 27, 2015
American Beacon Treasury Inflation Protected Securities Fund
Prospectus dated April 30, 2015

On January 11, 2016, the Board of Trustees ("Board") of American Beacon Funds approved a plan to liquidate and terminate the American Beacon Retirement Income and Appreciation Fund and the American Beacon Treasury Inflation Protected Securities Fund (each, a "Fund" and together, the "Funds"), upon the recommendation of American Beacon Advisors, Inc. (the "Manager"), the Funds' investment manager. After considering information provided by the Manager, the Board concluded that, due to each Fund's small asset size, it will no longer be practicable for the Manager to operate the Funds in an economically viable manner. Accordingly, the Board determined that it would be in the best interests of each Fund and its shareholders to liquidate and terminate the Fund.
In anticipation of the liquidation, effective immediately, each Fund is closed to new shareholders.   To prepare for the liquidation of the Funds, the Manager and/or a Fund's sub-advisor(s), as applicable, may need to increase the portion of the Fund's assets held in cash and similar instruments in order to pay for Fund expenses and meet redemption requests.  As a result, the Funds will no longer be pursuing their respective investment objectives.  Each Fund will distribute cash and/or assets (to certain institutional investors) pro rata to all remaining shareholders who have not previously redeemed or exchanged all of their shares on or about March 31, 2016 (the "Liquidation Date").  These distributions are taxable events.  Once the distributions are complete, each Fund will terminate.
Please note that you may exchange your shares of a Fund at net asset value at any time prior to the Liquidation Date for shares of the same class of another American Beacon Fund.  You also may redeem your shares of a Fund at any time prior to the Liquidation Date.  No sales charges, redemption or termination fees will be imposed in connection with such exchanges and redemptions.  In general, exchanges and redemptions are taxable events for shareholders.
In connection with the liquidation, a Fund may declare taxable distributions of its net investment income and net capital gain in advance of its regular distribution schedule.
If you own Fund shares in a tax deferred account, such as an individual retirement account, 401(k) or 403(b) account, you should consult your tax adviser to discuss the Fund's liquidation and determine its tax consequences.
For more information, please contact us at 1-800-658-5811, Option 1.

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